UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2010
TEKELEC

(Exact name of registrant as specified in its charter)

California	000-15135	95-2746131

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Paramount Parkway, Morrisville, North Carolina	27560

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 460-5500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	1

Item 9.01 Financial Statements and Exhibits	3

Exhibit 3.1

Exhibit 3.2

i

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On August 13, 2010, the Board of Directors of Tekelec (the “Company”) approved certain amendments to the Company’s Amended and Restated Bylaws, which amendments are effective as of that date. The amendments add advance notice and related provisions to the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”). The new provisions include the following:
     Amendments Relating to Shareholder Business Proposals (Other Than Director Nominations) at Annual Meetings
     Sections 2.1(b) and 2.2(b) of Article II provide that the exclusive means for a shareholder to submit a business proposal before an annual meeting of shareholders is in accordance with the provisions of the Bylaws.
     Section 2.2(a) of Article II provides for a shareholder to submit to the Company advance written notice of such a business proposal not less than 90 days nor more than 120 days before the first anniversary of the preceding year’s annual meeting, provided that where the scheduled date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the shareholder’s notice must instead be received by the Company not earlier than the 120th day prior to the annual meeting and not later than the close of business on the later of (i) the 90th day prior to such meeting or (ii) the tenth day following the day on which the date of the meeting is first publicly announced by the Company.
     Section 2.2(a) of Article II provides for:
•	a shareholder making a business proposal to (i) describe the proposal and the reasons therefor and (ii) provide certain information with respect to both the shareholder and any beneficial owner on whose behalf the proposal is being made, including information regarding holdings of Company stock, derivative instruments or short interests in Company stock, material interests in the proposal and relevant agreements or arrangements;

•	the shareholder to make certain representations to the Company, including a representation as to whether the shareholder intends to appear in person or by proxy at the meeting to present the shareholder proposal and/or to solicit proxies with respect to the proposal; and

•	the shareholder or the shareholder’s qualified representative to appear in person at the meeting to present the proposal.
     Section 2.2(b) of Article II provides that the advance notice provisions of the Bylaws will have no effect on the ability of a shareholder to request inclusion of a business proposal in the Company’s annual proxy statement pursuant to Rule 14a-8 (“Rule 14a-8”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

     Amendments Relating to Director Nominations at Annual and Special Meetings
     Section 3.3 of Article III provides that the exclusive means for a shareholder to submit proposals for the nomination of directors before a meeting of shareholders is in accordance with the provisions of the Bylaws.
     Section 3.4(a) of Article III provides for a shareholder to submit to the Company advance written notice of a director nomination proposed to be brought before a meeting:
•	in the case of an annual meeting, not less than 90 days nor more than 120 days before the first anniversary of the preceding year’s annual meeting, subject to certain exceptions and provided that where the scheduled date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the shareholder’s notice must instead be received by the Company not earlier than the 120th day prior to the annual meeting and not later than the close of business on the later of (i) the 90th day prior to such meeting or (ii) the tenth day following the day on which the date of the meeting is first publicly announced by the Company; or

•	in the case of a special meeting at which directors are to be elected pursuant to the Company’s notice of the meeting and subject to certain exceptions, not more than 120 days before the date of the meeting and not later than the later of (i) the 90th day prior to the meeting date or (ii) ten days after the date on which the Company publicly announces the date of the special meeting and the nominees proposed to be elected at the meeting.
     Section 3.4(b) of Article III provides for:
•	a shareholder proposing a director nominee to provide certain information with respect to the nominee and with respect to the shareholder giving the notice and any beneficial owner on whose behalf the nomination is being made, including information regarding holdings of Company stock, derivative instruments or short interests in Company stock, material interests in the nomination and relevant agreements or arrangements;

•	the shareholder to make certain representations to the Company, including a representation as to whether the shareholder intends to appear in person or by proxy at the meeting to present the shareholder proposal and/or to solicit proxies with respect to the proposal; and

•	the shareholder or the shareholder’s qualified representative to appear in person at the meeting to present the proposal.

     Section 3.4(c) of Article III provides for a prospective director nominee to provide to the Company certain information regarding his or her background and qualifications, and for the prospective director nominee to make certain representations to the Company.
     Section 2.1(b)(ii) of Article II provides that the advance notice provisions of the Bylaws will have no effect on the ability of a shareholder to request inclusion of a proposal for the nomination of directors in the Company’s annual proxy statement pursuant to Rule 14a-8.
     Amendments Relating to Shareholder Business Proposals (Other Than Director Nominations) at Special Meetings
     Section 2.1(c)(iv) of Article II provides that the exclusive means for a shareholder to submit a business proposal before a special meeting of shareholders is in accordance with the provisions of the Bylaws.
     Sections 2.1(c)(i) and 2.1(c)(ii) of Article II provide for a shareholder intending to bring a business proposal before a special meeting (other than proposals for the nomination of directors, which proposals are subject primarily to Article III) to comply with substantive notice and disclosure requirements that are comparable to those that apply to shareholders who intend to present business proposals at an annual meeting of shareholders. The requirements include those set forth in Section 2.2(a) of Article II as described above under “Amendments Relating to Shareholder Business Proposals (Other Than Director Nominations) at Annual Meetings”).
     The foregoing is only a summary of the principal features of the amendments and is qualified in its entirety by reference to (i) the Bylaws included as Exhibit 3.1 to this Current Report on Form 8-K (“Form 8-K”) and incorporated herein by reference and (ii) the copy of the Bylaws, as marked to show the changes effected by the amendments, included as Exhibit 3.2 to this Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
          The following Exhibits are filed as a part of this Form 8-K:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company

3.2	Amended and Restated Bylaws of the Company, marked to show amendments effective as of August 13, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec
Dated: August 18, 2010	By:	/s/ Franco Plastina
Franco Plastina
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company

3.2	Amended and Restated Bylaws of the Company, marked to show amendments effective as of August 13, 2010